SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

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[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                             Salisbury Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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


                             SALISBURY BANCORP, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 10, 2006

                                TABLE OF CONTENTS

Page
NOTICE OF
MEETING......................................................................  3
INTRODUCTION.................................................................  4
OUTSTANDING STOCK AND VOTING RIGHTS..........................................  4
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
     AND RELATED STOCKHOLDER MATTERS.........................................  5
             Management of the Company.......................................  6
         Principal Stockholders of the Company...............................  6
PROPOSAL 1 - ELECTION OF DIRECTORS...........................................  6
         Nominees and Board of Directors.....................................  7
         Committees of the Board of Directors................................  8
         Directors
         Fees................................................................ 10
         Directors Stock Retainer Plan....................................... 10
         Directors
Attendance................................................................... 11
         Board of Directors'Communications with Stockholders................. 11
         Human Resources and Compensation Committee Report................... 11
         Audit Committee Report.............................................. 12
         Certain Business Relationships...................................... 13
         Indebtedness of Management and Others............................... 13
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS............................. 13
         Summary Compensation Table.......................................... 13


Insurance.................................................................... 14
         Pension

Plan......................................................................... 14
         Supplemental Retirement
Arrangement.................................................................. 14
         Change in Control Agreements........................................ 15
         401(k) Plan......................................................... 15
         Section 16(a) Beneficial Ownership Reporting Compliance ............ 15
         Stock Price Performance Graph....................................... 16
PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF
     INDEPENDENT AUDITORS.................................................... 17
PROPOSAL 3 - OTHER BUSINESS.................................................. 18
STOCKHOLDER PROPOSALS........................................................ 18
STOCKHOLDER INFORMATION...................................................... 19
Appendix A - Audit Committee Charter......................................... 20

                             SALISBURY BANCORP, INC.
                                5 BISSELL STREET
                                 P. O. BOX 1868
                          LAKEVILLE, CONNECTICUT 06039
                                 (860) 435-9801


                  NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 10, 2006

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders of Salisbury Bancorp, Inc. (the "Company"), will be held at 4:00 p.m. on Wednesday, May 10, 2006 at the Interlaken Inn, 74 Interlaken Road, in Lakeville, Connecticut, for the following purposes:

1. To elect three (3) Directors for a three (3) year term who, with the six (6) directors whose terms do not expire at this meeting, will constitute the full Board of Directors of the Company.

2. To ratify the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the year ending December 31, 2006.

3. To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

         Only those Stockholders of record at the close of business on the 17th day of March, 2006 are entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof. In order that you may be represented at the meeting, please complete, date, sign and mail promptly the enclosed proxy for which a postage-prepaid return envelope is provided.

                                    BY ORDER OF THE BOARD OF DIRECTORS OF
                                    SALISBURY BANCORP, INC.

                                    /s/ Richard J. Cantele, Jr.

                                    Richard J. Cantele, Jr.
                                    Secretary


April 10, 2006
Lakeville, CT

STOCKHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE REGARDLESS OF WHETHER THEY PLAN TO ATTEND THE MEETING. ANY
----------------
PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED, AND ANY STOCKHOLDER WHO EXECUTES AND RETURNS A PROXY AND WHO ATTENDS THE ANNUAL MEETING MAY WITHDRAW THE PROXY AT ANY TIME BEFORE IT IS VOTED AND VOTE HIS OR HER SHARES IN PERSON. A PROXY MAY BE REVOKED BY GIVING NOTICE TO RICHARD J. CANTELE, JR., SECRETARY OF THE COMPANY, IN WRITING PRIOR TO THE TAKING OF A VOTE.

                             SALISBURY BANCORP, INC.
                                5 BISSELL STREET
                               LAKEVILLE, CT 06039
                                 (860) 435-9801

                                 PROXY STATEMENT
                     FOR 2006 ANNUAL MEETING OF STOCKHOLDERS
                                  May 10, 2006

                                  INTRODUCTION

         The enclosed proxy card (the "Proxy") is solicited by the Board of Directors (the "Board of Directors") of Salisbury Bancorp, Inc. (the "Company"), for use at the 2006 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, May 10, 2006, at 4:00 p.m., at the Interlaken Inn, 74 Interlaken Road, Lakeville, Connecticut 06039, and at any and all adjournments thereof. Any Proxy given may be revoked at any time before it is actually voted on any matter in accordance with the procedures set forth on the Notice of Annual Meeting. This Proxy Statement and the enclosed form of Proxy are being mailed to stockholders (the "Stockholders") on or about April 10, 2006. The cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith is being borne by the Company. In addition, proxies may be solicited by directors, officers and employees of the Company and Salisbury Bank and Trust Company (the "Bank") personally by telephone or other means. The Company will reimburse banks, brokers, and other custodians, nominees, and fiduciaries for their reasonable and actual costs in sending the proxy materials to the beneficial owners of the Company's common stock (the "Common Stock").

         If your shares are in a brokerage or fiduciary account, your broker or bank will send you a voting instruction form instead of a Proxy. Please follow the instructions on such form to instruct your broker or bank how to vote your shares. If you wish to attend the meeting and vote your shares in person, you must follow the instructions on the voting instructions form to obtain a legal proxy from your broker or bank.

                       OUTSTANDING STOCK AND VOTING RIGHTS

         The Board of Directors has fixed the close of business on March 17, 2006 as the record date (the "Record Date") for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 1,683,341 shares of the Company's Common Stock (par value $.10 per share) were outstanding and entitled to vote and held of record by approximately 743 Stockholders of Record. Each share of Common Stock is entitled to one vote on all matters to be presented at the Annual Meeting. Votes withheld, abstentions and broker non-votes are not treated as having voted in favor of any proposal and are counted only for purposes of determining whether a quorum is present at the Annual Meeting.

         A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-prepaid if mailed in the United States.

         If the enclosed form of Proxy is properly executed and received by the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed, but unmarked proxies will be voted "FOR" each of Proposals 1 and 2 discussed in this Proxy Statement. As of the date of this Proxy Statement, the Board of Directors and management do not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy upon such matters as determined by a majority of the Board of Directors.

               SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT AND
                           RELATED STOCKHOLDER MATTERS

         The following table sets forth certain information as of March 3, 2006 regarding the number of shares of Common Stock beneficially owned by each director and executive officer of the Company and by all directors and executive officers of the Company as a group.

                                  Number of Shares (1)   Percentage of Class (2)
                                  --------------------   -----------------------
Louis E. Allyn, II                         1,106 (3)               .06%
John R. H. Blum                           15,855 (4)               .94%
Louise F. Brown                            2,568 (5)               .15%
Richard J. Cantele, Jr.                    3,006 (6)               .18%
Robert S. Drucker                          7,258 (7)               .43%
John F. Foley                              7,193 (8)               .43%
Nancy F. Humphreys                         1,480 (9)               .09%
Holly J. Nelson                            1,528 (10)              .09%
John F. Perotti                           11,211 (11)              .67%
Michael A. Varet                          66,126 (12)             3.93%
-----------------------             ----------------              -----
(All Directors and Executive             117,331                  6.97%
Officers of the Company
as a group of (10) persons)

(1) The shareholdings also include, in certain cases, shares owned by or in trust for a director's spouse and/or children or grandchildren, and in which all beneficial interest has been disclaimed by the director.

(2) Percentages are based upon the 1,683,341 shares of the Company's Common Stock outstanding and entitled to vote on March 17, 2006. The definition of beneficial owner includes any person who, directly or indirectly, through any contract, agreement or understanding, relationship or otherwise, has or shares voting power or investment power with respect to such security.

(3)      All shares are owned individually by Louis E. Allyn, II.

(4)      Includes 2,100 shares owned by John R. H. Blum's wife.

(5)      All shares are owned individually by Louise F. Brown.

(6) Includes 1,320 shares owned jointly by Richard J. Cantele, Jr. and his wife and 6 shares owned by Richard J. Cantele, Jr. as custodian for his daughter.

(7)      Includes 1,500 shares owned by Robert S. Drucker's wife.

(8) Includes 3,222 shares owned jointly by John F. Foley and his wife, 1,543 owned by his wife and 100 shares owned by John F. Foley as custodian for his children.

(9) Includes 1,000 shares owned jointly by Nancy F. Humphreys and her husband.

(10) Includes 6 shares owned by Holly J. Nelson as guardian for a minor child.

(11) Includes 9,514 shares owned jointly by John F. Perotti and his wife, 1,000 shares owned by his wife and 564 shares owned by his son.

(12) Includes 18,540 shares which are owned by Michael A. Varet's wife and 18,546 shares which are owned by his children. Michael A. Varet has disclaimed beneficial ownership for all of these shares.

Management of the Company
-------------------------

         The following table sets forth the name and age of each Executive Officer, his principal occupation for the last five (5) years and the year in which he was first appointed an Executive Officer of the Company.

                                                                            Executive Officer
         Name                        Age       Position                     of the Company since:
         ----                        ---       --------                     ---------------------
         John F. Perotti              59       Chairman and                       1998 (1)
                                               Chief Executive Officer

         Richard J. Cantele, Jr.      46       President, Chief Operating         2001 (2)
                                               Officer and Secretary

         John F. Foley                55       Chief Financial Officer            1998 (3)
                                               and Treasurer

(1) Mr. Perotti is also the Chairman and Chief Executive Officer of the Bank and has been an Executive Officer of the Bank since 1982.

(2) Mr. Cantele is also the President and Chief Operating Officer of the Bank and has been an Executive Officer of the Bank since 1989.

(3) Mr. Foley is also the Chief Financial Officer and Treasurer of the Bank and has been an Executive Officer of the Bank since 1986.

Principal Stockholders of the Company
-------------------------------------

         Management is not aware of any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") who owns beneficially more than 5% of the Company's Common Stock as of the Record Date.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Certificate of Incorporation and Bylaws of the Company provide for a Board of Directors of not less than seven (7) members, as determined from time to time by resolution of the Board of Directors. The Board of Directors has set the number of directorships at nine (9). The Board of Directors of the Company is divided into three (3) classes as nearly equal in number as possible. Classes of directors serve for staggered three (3) year terms. A successor class is to be elected at each annual meeting of stockholders when the terms of office of the members of one class expire. Vacant directorships may be filled, until the expiration of the term of the vacated directorship, by the vote of a majority of the directors then in office. A plurality of votes cast in favor is necessary for the election of directors.

Nominees and Board of Directors
-------------------------------

         There are three (3) directorships on the Board of Directors which are up for election this year. The following individuals have been nominated to serve for a three (3) year term: John R. H. Blum, Holly J. Nelson and John F. Perotti. The three (3) nominees are presently members of the Board of Directors. Unless otherwise directed, the enclosed Proxy will be voted "FOR" such nominees. In the event any one or more nominees is unable or declines to serve (events which are not anticipated), the persons named in the Proxy may vote for some other person or persons.

         The following table sets forth certain information, as of March 3, 2006, with respect to the directors of the Company.

                NOMINEES FOR ELECTION FOR TERMS EXPIRING IN 2009
                ------------------------------------------------

                                         Positions Held            Director
     Name                   Age         with the Company            Since

John R. H. Blum             76          Presiding Director           1998

Holly J. Nelson             52          Director                     1998

John F. Perotti             59          Chairman,                    1998
                                        Chief Executive Officer
                                        and Director

                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2007
                 -----------------------------------------------

Louis E. Allyn, II          58          Director                     2004

Robert S. Drucker           64          Director                     2004

Michael A. Varet            63          Director                     1998

                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2008
                 -----------------------------------------------

Louise F. Brown             62          Director                     1998

Richard J. Cantele, Jr.     46          President, Chief             2005
                                        Operating Officer,
                                        Secretary and Director

Nancy F. Humphreys          64          Director                     2001

         Presented below is additional information concerning the directors of the Company. Unless otherwise stated, all directors have held the position described for at least five (5) years.

         Louis E. Allyn, II has been a director of the Bank since 2004. He is President of Allyndale Corporation. Allyndale Corporation mines and processes limestone into a variety of agricultural and lawn and garden products that are distributed throughout southern New England and New York state.

         John R. H. Blum is a retired attorney and former Commissioner of Agriculture for the State of Connecticut. He has been a director of the Bank since 1995 and was elected Presiding Director in 2005. Prior to that, he was Chairman of the Board of Directors of the Company and the Bank since 1998.

         Louise F. Brown has been a director of the Bank since 1992 and is a partner in the law firm of Ackerly Brown, LLP.

         Richard J. Cantele, Jr. is Secretary of the Company and President and Chief Operating Officer of the Company and the Bank. Prior to that he served as Executive Vice President, Treasurer and Chief Operating Officer of the Bank and Secretary of the Company. He has been a director of the Bank since 2005.

         Robert S. Drucker has been a director of the Bank since 2004. He is proprietor of Bob's Clothing and Barrington Outfitters.

         Nancy F. Humphreys has been a director of the Bank since 2001. She retired from Citigroup New York, Citibank in February of 2000 as Managing Director and Treasurer of Global Corporate Investment Bank North America.

         Holly J. Nelson has been a director of the Bank since 1995. She is a member of Horses North, LLC, a tour operator, and is a member in Oblong Property Management, LLC.

         John F. Perotti is Chairman and Chief Executive Officer of the Company and the Bank. Prior to that he served as President and Chief Executive Officer of the Company and the Bank, Executive Vice President and Chief Operating Officer of the Bank and prior to that, he was Vice President and Treasurer of the Bank. He has been a director of the Bank since 1985.

         Michael A. Varet is a partner in the law firm of DLA Piper Rudnick Gray Cary US LLP. Mr. Varet has been a director of the Bank since 1997.

Committees of the Board of Directors
------------------------------------

         The Board of Directors met thirteen (13) times during the year 2005, and has various committees including an Executive Committee, Human Resources and Compensation Committee, Nominating and Governance Committee and an Audit
Committee. The members of the committees are appointed by the Board of Directors.

Executive Committee

         The Executive Committee has general supervision over the affairs of the Company between meetings of the Board of Directors. The members of the Executive Committee include John R. H. Blum, Louise F. Brown, John F. Perotti, and Michael
A. Varet. The Executive Committee met once separately from the Board during the year 2005.

Human Resources and Compensation Committee

         The Human Resources and Compensation Committee is responsible for reviewing the Company's general compensation strategy; establishing salaries and reviewing benefit programs, including pensions and incentive compensation plans; and advising the Board of Directors and making recommendations with respect to such plans. The members of the Committee include Nancy F. Humphreys, Holly J. Nelson and Michael A. Varet. The Committee met six (6) times during the year 2005.

Nominating and Governance Committee

         The Nominating and Governance Committee is responsible for assisting the Board of Directors in identifying and evaluating potential nominees for director and recommending qualified nominees to the Board for consideration. The Nominating and Governance Committee selects the director nominees to stand for election at the Company's annual meetings of stockholders. The Nominating and Governance Committee's process for identifying and evaluating nominees for director, including nominees recommended by stockholders, has historically operated informally and without any differences in the manner in which nominees recommended by stockholders are evaluated. However, the Company's Bylaws provide that if the Committee or Board proposes a nominee age 72 or greater, then such nomination requires two-thirds approval by the full Board.

         The Nominating and Governance Committee and the Board of Directors consider factors such as those summarized below in evaluating director candidates and believe that the Company's Bylaws, Nominating and Governance Committee Charter and the qualifications and considerations such as those enumerated below provide adequate guidance and flexibility in evaluating candidates.

      o Sound business judgment and financial sophistication in order to understand the Company's financial and operating performance and to provide strategic guidance to management.
      o  Business management experience.
      o  Integrity, commitment, honesty and objectivity.
      o A general familiarity with (i) prudent banking principles; (ii) bank operations/technology; (iii) pertinent laws, policies and regulations;
         (iv) markets and trends affecting the financial services industries; and (v) local economic and business opportunities.
      o Strong communication skills in order to function effectively with the Company's constituencies.
      o A financial interest in the Company as a stockholder. However, generally, candidates should not have relationships with the Company or the Bank which would disqualify the candidate from being considered independent.
      o Generally, candidates should be involved in philanthropic, education, business or civic leadership positions.
      o Generally, candidates should be familiar with the geographic areas served by the Company.
      o Candidates should evidence a willingness and commitment to devote sufficient time and energy to prepare for and attend Board and
         Committee meetings and to diligently perform the duties and responsibilities of service as a director.
      o Candidates should not have interests which conflict with those of the Company or the Bank.

         The Company has not paid a fee to any third party or parties to identify or assist in identifying or evaluating potential nominees. The Board and Nominating and Governance Committee does not discriminate on the basis of sex, race, color, gender, national origin, religion or disability in the evaluation of candidates.

         A copy of the Company's written Nominating and Governance Committee Charter is available on the Company's website at www.salisburybank.com.
                                                 ---------------------

         The members of the Nominating and Governance Committee are Louis E. Allyn, II, John R. H. Blum and Louise F. Brown. All such members are "independent" in accordance with the independence standards of the American Stock Exchange (the "AMEX"). The Committee did not meet during the year 2005. All nominees for elections as directors at the 2006 Annual Meeting were nominated by the Nominating and Governance Committee and the Board of Directors.

Audit Committee

         Subject to the Audit Committee Charter,  attached hereto as Appendix A,
                                                                     ----------
the Audit Committee provides assistance to the Board of Directors in fulfilling its responsibility to the stockholders, potential stockholders and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to appoint the independent auditors for the Company and to maintain free and open means of communication between the directors, the independent auditors, the internal auditors and the financial management of the Company.

         The responsibilities of the Audit Committee are governed by the Company's Audit Committee Charter which was adopted by the Company's Board of Directors. Its members are Louis E. Allyn, II, Louise F. Brown, Nancy F. Humphreys, Holly J. Nelson and Michael A. Varet. The Audit Committee met eight
(8) times during the year 2005. As of the date of this Proxy Statement, each of the members of the Audit Committee is an "independent director" in accordance with the listing standards of the AMEX. While no member of the Audit Committee qualifies as an "audit committee financial expert" as such term is defined by federal securities laws and regulations, the Board of Directors believes the members of the Audit Committee bring diverse educational, business and professional experience that is beneficial to the audit committee function of the Company and the Bank and enables the Audit Committee to fulfill its responsibility.

Directors Fees
--------------

         During 2005, each director received an annual retainer of $4,000. In addition, directors received $500 for each Board of Directors meeting attended and $350 for each committee meeting attended. Directors Cantele and Perotti received no additional compensation for their service as directors or members of any Board committee during 2005.

Directors Stock Retainer Plan
-----------------------------

         The stockholders of the Company voted to approve the Directors Stock Retainer Plan of Salisbury Bancorp, Inc. (the "Plan") at the 2001 Annual Meeting of Stockholders. The Plan provides non-employee directors of the Company with shares of Common Stock as a component of their compensation for services as non-employee directors. The maximum number of shares of Common Stock that may be issued pursuant to the Plan is 15,000. Each year a grant under the Plan consisting of 120 shares of Common Stock for each non-employee director who served for twelve months and a prorated number of shares to reflect the number of months served for any new non-employee director. The total number of shares of Common Stock issued in 2005 was 940. The next grant date under the Plan will immediately precede the Annual Meeting and will be in the amount of 120 shares per director. The shares of Common Stock issued under the Plan are not registered under the Securities Act of 1933 and therefore are subject to certain restrictions on their transfer unless the requirements of the Securities Act or an exemption therefrom are met.

Directors Attendance
--------------------

         During 2005 no director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Company's Board of Directors which he/she was entitled to attend, and (2) the total number of meetings held by all committees of the Company's Board of Directors on which he/she served. The Company does not maintain an attendance policy for directors at the Company's annual meetings. All Directors of the Company attended the Company's annual meeting on April 27, 2005.

Board of Directors' Communications with Stockholders
----------------------------------------------------

         The Company's Board of Directors does not have a formal process for stockholders to send communications to the Board. However, the volume of such communications has historically been de minimus. Accordingly, the Board considers the Company's informal process to be adequate to address the Company's needs. Historically, such informal process has functioned as follows: the recipient of a stockholder communication would forward it to the Chairman and Chief Executive Officer for appropriate discussion by the Board and the formulation of an appropriate response. Stockholders may forward written communications to the Board by addressing such comments to the Board of Directors of Salisbury Bancorp, Inc., 5 Bissell Street, P. O. Box 1868, Lakeville, Connecticut 06039.

Human Resources and Compensation Committee Report
-------------------------------------------------

         The Human Resources and Compensation Committee (the "Compensation Committee") consists solely of independent Directors, in accordance with the AMEX Independence Standards. The full Board of Directors of the Company reviews and approves the Compensation Committee's recommendations.

         The goal of the Compensation Committee is to more closely align performance with compensation. Recognizing that recruiting, retaining and rewarding top talent is essential to the ultimate success of the Company, the Compensation Committee is working on designing an incentive program that incorporates Bank-wide and individual goals and objectives.

         A rigorous budget process setting clearly defined targets for Bank-wide performance and return for stockholder equity was the first task of the Compensation Committee. In addition, goals were established for Bank-wide and individual performance with methodology pre-determined for base salary increases and annual incentives in the form of a cash bonus (short term incentives). Developing appropriate long term incentives for key executive officers was also a task before the Compensation Committee during 2005.

         The Company utilizes the services of a compensation consulting firm to assist the Compensation Committee in the development of this plan; to help establish clearly defined goals; to perform peer group analysis on different forms of compensation to ensure that the Bank's compensation levels remain competitive; and to inform the Compensation Committee of the myriad of long term incentives that are available in the Bank's peer group market place.

         In establishing levels of remuneration, the Compensation Committee takes into consideration an individual's performance, level of expertise, responsibilities, length of service to the Company and comparable levels of remuneration paid to executives of other companies of comparable size and development within the industry. The individual interested executive does not participate in the review, discussion or decisions of the Compensation Committee regarding this remuneration.

         The Compensation Committee reviews the Chief Executive Officer's and President's performance annually and adjusts their compensation based on the previously mentioned factors, the

Bank's performance, and a comparison of their salaries and the salaries paid to officers at a similar level of peer companies in the banking industry. The Board has historically used the payment of bonus to reward the Chief Executive
Officer's and President's performance, which is based on an assessment of various factors such as the Bank's financial performance, attainment of objectives and individual and Company-wide performance. The Chief Executive Officer and/or President do not participate in the review, discussion or decision of the Compensation Committee regarding their remuneration.

                            Salisbury Bancorp, Inc. H.R./Compensation Committee Holly J. Nelson, Chair
                            Louis E. Allyn, II
                            Nancy F. Humphreys
                            Michael A. Varet

         The foregoing Report of the Company's Compensation Committee is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A and 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

Audit Committee Report
----------------------

         The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2005 with management and has discussed the matters that are required to be discussed by SAS 61 with Shatswell, MacLeod & Company, P.C. (the Company's independent auditors) ("Shatswell").

         The Audit Committee has received the written disclosures and the letter from Shatswell required by Independence Standards Board Standard No. 1 and has discussed Shatswell's independence with respect to the Company with Shatswell.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.

                                         Salisbury Bancorp, Inc. Audit Committee
                                         Michael A. Varet, Chairman
                                         Louis E. Allyn, II
                                         Louise F. Brown
                                         Nancy F. Humphreys
                                         Holly J. Nelson

         The foregoing Report of the Company's Audit Committee is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A and 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act.

Certain Business Relationships
------------------------------

         The Company and the Bank have had, and expect to have in the future, transactions in the ordinary course of business with certain directors, officers, principal stockholders and their associates on substantially the same terms as those available for comparable transactions with others.


Indebtedness of Management and Others
-------------------------------------

         Some of the directors and executive officers of the Company and the Bank, as well as firms and companies with which they are associated, are or have been customers of the Bank, and as such, have had banking transactions with the Bank. As a matter of policy, loans to directors and executive officers are made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

         Since January 1, 2005, the highest aggregate outstanding principal amount of all loans extended by the Bank to its directors, executive officers and all associates of such persons as a group was $1,618,406, representing an aggregate principal amount equal to 3.97% of the equity capital accounts of the Bank.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table provides certain information regarding the compensation paid to the Executive Officers of the Company for services rendered in all capacities during the fiscal years ended December 31, 2005, 2004, and 2003. All compensation expense was paid by the Bank.

                           Summary Compensation Table

                                                 Annual    Compensation(1)
Name and Principal                               ----------------------       All Other
        Position                         Year    Salary($)     Bonus($)    Compensation($)(2)
        -------------------------------------------------------------------------------------
      John F. Perotti                    2005     $208,774     $66,042        $5,496
Chairman and                             2004      209,474      66,042         4,100
Chief Executive Officer                  2003      195,178      28,101         4,000
of the Company and the Bank

    Richard J. Cantele, Jr.              2005     $144,581     $40,000        $3,692
Secretary of the Company                 2004      139,750      40,000         3,595
President and Chief Operating            2003      124,237      18,857         2,862
Officer of the Company and the Bank

    John F. Foley                        2005     $100,664     $20,000        $2,413
Chief Financial Officer and Treasurer    2004      100,460      14,759         2,304
of the Company and the Bank              2003       87,235      12,476         1,994


(1) Compensation does not include accrual of benefits under the Bank's defined pension plan or supplemental retirement arrangements described below.
(2)   The Bank's matching contribution to the 401(k) plan.

Insurance
---------

         In addition to the cash compensation paid to the Executive Officers of the Company, the Executive Officers receive group life, health, hospitalization and medical insurance coverage. However, these plans do not discriminate in scope, term, or operation, in favor of the Executive Officers of the Company and are available generally to all full-time employees.

Pension Plan
------------

         The Bank maintains a non-contributory defined pension plan for officers and other salaried employees of the Bank who become participants after attaining age 21 and completing one (1) year of service.

                               PENSION PLAN TABLE
================================================================================
                    ESTIMATED ANNUAL RETIREMENT BENEFIT WITH
                         YEARS OF SERVICE AT RETIREMENT
================================================================================
Average Total
Compensation           15            20            25           30         35
at Retirement
--------------------------------------------------------------------------------
   $ 75,000         $17,752       $23,670       $29,587      $31,462    $33,337
--------------------------------------------------------------------------------
   $100,000         $25,252       $33,670       $42,087      $44,587    $47,087
--------------------------------------------------------------------------------
   $125,000         $32,752       $43,670       $54,587      $57,712    $60,837
--------------------------------------------------------------------------------
   $150,000         $40,252       $53,670       $67,087      $70,837    $74,587
--------------------------------------------------------------------------------
   $175,000         $47,752       $63,670       $79,587      $83,962    $88,337
--------------------------------------------------------------------------------
   $200,000         $55,252       $73,670       $92,087      $97,087    $102,087
--------------------------------------------------------------------------------
   $225,000         $58,252       $77,670       $97,087      $102,337   $107,587
--------------------------------------------------------------------------------
   $250,000         $58,252       $77,670       $97,087      $102,337   $107,587
--------------------------------------------------------------------------------

         Pension benefits are based upon the annual average of an employee's total compensation for the five (5) consecutive plan years of employment during which the employee's compensation was the greatest and during which he or she was a participant. The amount of the annual benefit is 2% of Average Salary offset by .65% of the Social Security wage base per year of service (to a maximum of 25 years) plus one-half of 1% of Average Salary for each year of service over 25 years (to a maximum of ten years). This benefit formula may be modified to conform with changes in the pension laws. Internal Revenue Code
Section 401(a)(17) limits earnings used to calculate qualified plan benefits to $210,000 for 2005. This limit was used in the preparation of this table.

         The present annual average total compensation (using last five years of compensation only) and years of service to date of Messrs. Perotti, Cantele and Foley are: Mr. Perotti: $239,878 with 33 years of service; Mr. Cantele: $149,181 with 25 years of service; and Mr. Foley: $104,241 with 24 years of service. The above table shows estimated annual retirement benefits payable at normal retirement date as a straight life annuity for various average salary and service categories. The offset of social security was included in the table based on a participant being 65 years of age in 2005.

Supplemental Retirement Arrangement
-----------------------------------

         In 1994, the Bank entered into a supplemental retirement arrangement (the "Supplemental Retirement Agreement") with John F. Perotti. Following his disability or retirement, Mr. Perotti will receive monthly payments of $1,250 (adjusted annually to reflect the lesser of a five percent (5%) increase or "The Monthly Consumer Price Index for All Urban Consumers, United States City Average, All Items" published by the Bureau of Labor Statistics) for a period of ten (10) years. These payments are in addition to any payments under the Bank's pension plan. The Supplemental Retirement Agreement includes provisions that would prevent Mr. Perotti from working for a competitor in the proximity of the Bank.

Change in Control Agreements
----------------------------

         The Bank entered into change in control agreements in 2003 with the Executive Officers. The agreements provide that if following a "change-in-control" of the Company or Bank, the Executive Officer is terminated under certain defined circumstances, or is reassigned, within a period of twelve
(12) months following the change in control, such Executive Officer will be entitled to a lump sum payment equal to his or her twelve (12) month compensation based upon the most recent aggregate base salary paid to the Executive Officer in the twelve (12) month period immediately preceding the date of change in control. In no event shall any such payments be made in an amount which would cause them to be deemed non-deductible to the Bank by reason of the operation of Section 280G of the Internal Revenue Code.

401(k) Plan
-----------

         The Bank offers a 401(k) profit sharing plan. This plan began in the year 2000. Each plan year, the Bank will announce the amount of the matching contributions, if any. The amount of the matching contributions is directly related to the employees' 401(k) salary deferral contribution. For the plan year that began January 1, 2005, all eligible participants received a matching contribution equal to fifty percent (50%) of their 401(k) salary deferral contribution to the Plan; however, it is limited to two percent (2%) of the plan compensation not to exceed $5,496. The Plan expense was $91,212 for 2005.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors and other persons who own more than ten percent (10%) of the Company's Common Stock to file with the SEC reports of ownership and changes in ownership of the Company's Common Stock. Executive officers, directors and any stockholders owning greater than ten percent (10%) of the Company's Common Stock are required by the SEC's regulations to furnish the Company with copies of all such reports that they file.

         Based solely on a review of copies of reports filed with the SEC since January 1, 2005 and of written representations by certain executive officers and directors, all persons subject to the reporting requirements of Section 16(a) are believed by management to have filed the required reports on a timely basis except as follows: Mr. Perotti failed to timely file one Form 4 to report the acquisition of shares and Mr. Foley failed to timely file one Form 4 to report the distribution of shares to his wife from the Employee Stock Ownership Plan and the 401(k) Plan of Canaan National Bancorp, Inc. upon its merger with the Company, which distribution occurred after the filing deadline.

Stock Price Performance Graph
-----------------------------

         Set forth below is a line graph with an explanatory table comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock, based on the market price of the Company's Common Stock and assuming reinvestment of dividends, with the total return of the AMEX Major Market Index and the SNL Bank Index for Banks with total assets more than $250 million and less than $500 million. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock and each of the other indices on December 31, 2000.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
           AMONG SALISBURY BANCORP, INC., THE AMEX MAJOR MARKET INDEX
                       AND THE SNL $250M-$500M BANK INDEX

                                 [GRAPH OMITTED]

                                                   As of
                           -----------------------------------------------------
Index                      12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05
--------------------------------------------------------------------------------
Salisbury Bancorp, Inc.     $100.00  $127.34  $161.67  $234.74  $268.79  $240.93
AMEX Major Market Index      100.00    97.48    85.56   106.13   116.78   112.86
SNL $250M-$500M Bank Index   100.00   142.07   183.20   264.70   300.43   318.97

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT THREE (3) NOMINEES TO THE BOARD OF DIRECTORS FOR A TERM OF THREE (3) YEARS. DIRECTORS ARE ELECTED BY A PLURALITY OF THE VOTES CAST BY THE SHARES ENTITLED TO VOTE AT THE MEETING. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD.

                                   PROPOSAL 2

                         RATIFICATION OF THE APPOINTMENT
                             OF INDEPENDENT AUDITORS

         Stockholders are asked to consider and ratify the appointment of Shatswell, MacLeod & Company, P.C. ("Shatswell") as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2006. If stockholders do not ratify the appointment of Shatswell, the Audit Committee will consider the vote of stockholders in selecting the independent auditors in the future. Shatswell has served as the independent auditors for the Company for the fiscal year ended December 31, 2005. Representatives of Shatswell are not expected to attend the Annual Meeting. However, should a representative of Shatswell attend the meeting, they will be provided an opportunity to make a statement if they desire to do so and would be available to respond to appropriate questions.

1.       Audit Fees
         ----------

         The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the last two (2) fiscal years and the reviews of the financial statements included in the Company's Form 10-Q for the quarters of the fiscal years ended December 31, 2005 and December 31, 2004 were $115,145 and $86,980, respectively.

2.       Audit-Related Fees
         ------------------

         The aggregate fees billed for services rendered in each of the last two
(2) years for assurance and related services by Shatswell that are reasonably related to regulatory audit requirements of the Trust Department were $5,925 for the fiscal year ended December 31, 2005 and $17,942 for the fiscal year ended December 31, 2004.

3.       Tax Fees
         --------

         The aggregate fees billed in each of the last two (2) years for professional services rendered by Shatswell for tax preparation for the fiscal years ended December 31, 2005 and December 31, 2004 were $15,026 and $8,100, respectively.

4.       All Other Fees
         --------------

         There were no aggregate fees billed for services rendered by Shatswell, other than the services covered above, for the fiscal years ended December 31, 2005 and December 31, 2004.

Independence
------------

         The Audit Committee of the Board of Directors of the Company has considered and determined that the provision of services rendered by Shatswell relating to matters 2 through 4 above, is compatible with maintaining the independence of such auditors.

         The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors, other than those listed under the de minimus exception. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to a particular service or category of services, and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expeditious delivery of services is necessary. The independent auditors and management are required to report to the full Audit

Committee regarding the extent of services provided by independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF PROPOSAL 2. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD. THE PROPOSAL TO RATIFY THE APPOINTMENT OF SHATSWELL, MACLEOD & COMPANY, P.C. WILL BE APPROVED IF THE AFFIRMATIVE VOTES CAST EXCEED THE VOTES CAST OPPOSING THE PROPOSAL.

                                   PROPOSAL 3

                                 OTHER BUSINESS

         The Company is not aware of any business to be acted upon at the Annual Meeting other than that which is discussed in this Proxy Statement. In the event that any other business requiring a vote of the Stockholders is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment and the recommendations of a majority of the Board of Directors.

         You are encouraged to exercise your right to vote by marking the appropriate boxes and dating and signing the enclosed proxy card. The proxy card may be returned in the enclosed envelope, postage-prepaid if mailed in the United States. In the event that you are later able to attend the Annual Meeting, you may revoke your proxy and vote your shares in person. A prompt response will be helpful and your cooperation is appreciated.

         A copy of the 2005 Annual Report to Stockholders, which includes the consolidated financial statements of the Company for the year ended December 31, 2005, is being mailed with this proxy statement to all stockholders entitled to vote at the Annual Meeting on or about April 10, 2006.

                              STOCKHOLDER PROPOSALS

         Any proposal that a Company stockholder wishes to have included in the Company's Proxy Statement and form of Proxy relating to the Company's 2007 Annual Meeting of Stockholders under Rule 14a-8 of the SEC must be received by the Company's Secretary at 5 Bissell Street, Lakeville, CT 06039 by December 11, 2006. Nothing in this paragraph shall be deemed to require the Company to include in its Proxy Statement and form of Proxy for such meeting any stockholder proposal which does not meet the requirements of the SEC in effect at the time. In addition, under the Company's Bylaws, stockholders who wish to nominate a director or bring other business before an annual meeting must comply with the following:

o You must be a stockholder of record and must have given notice in writing to the Secretary of the Company (a) not less than twenty (20) days nor more than one hundred thirty (130) days prior to the meeting with respect to matters other than the nomination of directors and (b) not less than thirty
     (30) days nor more than fifty (50) days prior to the meeting with respect to the nomination of directors.

o    Your notice must contain  specific  information  required in the  Company's
     Bylaws.

                             STOCKHOLDER INFORMATION

         The Company's Annual Report on Form 10-K for the year ended December 31, 2005 is filed with the SEC and may be obtained without charge by any stockholder upon written request to:

                     John F. Foley, Chief Financial Officer
                             Salisbury Bancorp, Inc.
                                 P. O. Box 1868
                        Lakeville, Connecticut 06039-1868

         The Company's 2005 Annual Report accompanies this document and is not incorporated by reference.

                                             By Order of the Board of Directors

                                             /s/ Richard J. Cantele, Jr.
                                             -----------------------------
                                             Richard J. Cantele, Jr.
                                             Secretary

Lakeville, Connecticut
April 10, 2006

Appendix A
                                                                October 24, 2005

                             SALISBURY BANCORP, INC.

                             AUDIT COMMITTEE CHARTER
                             -----------------------

Organization

There shall be a committee of the Board of Directors of Salisbury Bancorp, Inc. (the "Corporation") to be known as the Audit Committee. Such Committee shall serve as the Audit Committee for the Corporation and its subsidiaries. The Audit Committee shall be composed of at least three (3) directors.

All Audit Committee members shall be "independent directors" within the meaning of Section 121A of the American Stock Exchange Company Guide ("Amex Rules") and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), including but not limited to that no member of the Audit Committee may, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Corporation or any of its subsidiaries or be an "affiliated person" of the Corporation or any of its subsidiaries.

All members of the Audit Committee shall at the time of their appointment be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall be "financially sophisticated," that is, have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

In addition, at least one member of the Audit Committee may be an "Audit Committee Financial Expert" as defined in Item 401(h)(2) of Regulation S-K under the rules and regulations of the Securities and Exchange Commission to mean a person who has the following attributes acquired in the manner specified in Item 401(h)(3): (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions. In compliance with Item 401(h)(1), the Corporation will disclose whether it has any Audit Committee Financial Experts, and if so, the names(s) of such person(s) and whether they are independent under the AMEX standard for audit committee independence. If at least one member is not an Audit Committee Financial Expert, the Corporation will disclose why it does not consider it necessary to have an Audit Committee Financial Expert.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

The Audit Committee in its capacity as a committee of the Board of Directors shall be directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such accounting firm shall report directly to the Audit Committee.

The Audit Committee is responsible for ensuring its receipt from the outside auditor a formal written statement detailing all relationships between the auditor and the Corporation and its subsidiaries and affiliates consistent with Independence Standards Board Standard Number 1, Independence Discussions with Audit Committees (January 1999).

The Audit Committee shall be responsible for actively engaging in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking or recommending that the full board take appropriate action to oversee the independence of the outside auditor.

The Audit Committee shall meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

The Audit Committee shall review with the independent auditors, the Corporation's internal auditor(s), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review company policy statements to determine their adherence to the code of conduct.

The Audit Committee shall review the internal audit function of the Corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

The Audit Committee shall review  summaries of findings from completed  internal
audits  and  progress  reports  on  the  proposed   internal  audit  plan,  with
explanations for any deviations from the original plan.

The Audit Committee shall review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

The Audit Committee shall review and discuss with management and the independent auditors any changes in accounting principles.

The Audit Committee shall provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

All auditing services and non-audit services, other than those which are subject to the de minimus exception of the applicable rules of the Securities and Exchange Commission (the "Commission"), which an auditor provides to the Corporation shall be authorized and pre-approved in advance by the Audit Committee. The Audit Committee must document all non-audit services performed by the auditor which the Audit Committee pre-approves. The Audit Committee may delegate to one or more of its members the authority to grant such required pre-approvals. The decisions of any member to whom authority is delegated to pre-approve an activity requiring pre-approval shall be presented to the full Audit Committee at each of its meetings.

The Audit Committee shall review human resources and succession planning within the accounting, financial reporting and audit functions of the Corporation.

The Audit Committee shall submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

The Audit Committee shall investigate any matter brought to its attention within the scope of its duties, with the power to engage independent counsel and other advisors as it determines necessary to carry out is duties.

The Audit Committee shall determine the appropriate funding to be provided by the Corporation for payment of compensation to the registered public accounting firm employed by the Corporation for purposes of rendering an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall have the authority and funding to engage independent counsel and any other advisors as the Audit Committee may determine to be necessary to carry out its duties and responsibilities.

The Audit Committee shall receive, and act upon as appropriate, the disclosures made by the Chief Executive Officer and the Chief Financial Officer concerning internal controls and fraud required by Rule 13a-14 of the 1934 Act.

Reports of the Audit Committee

The Audit Committee shall prepare a report suitable for appropriate disclosure as may be required in the Corporation's annual meeting proxy statement concerning the Audit Committee's review of the Corporation's financial statements and disclosing whether the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's annual report and addressing such other issues as may be required by the Amex Rules or the 1934 Act, or the regulations of the Commission promulgated pursuant thereto including Item 7(d)(3) of Regulation 14A of the Commission.

In addition, the Audit Committee shall report to the Board of Directors which will make appropriate disclosures regarding whether each member of the Audit Committee is an "independent director", whether each member is "financially sophisticated" and whether any member is an "Audit Committee Financial Expert" under Item 401(h) of Regulation S-K of the Commission.

Annual Review and Appropriate Disclosure by the Board of Directors of the Charter of the Audit Committee

The Board of Directors will review the charter of the Audit Committee on an annual basis and will cause the Corporation to make appropriate disclosure of and regarding same in accordance with applicable law.

Whistle-blower Procedures

The Audit Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and the confidential anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

[X] PLEASE MARK VOTES            REVOCABLE PROXY
    AS IN THIS EXAMPLE       SALISBURY BANCORP, INC.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                THE BOARD OF DIRECTORS OF SALISBURY BANCORP, INC.

     The undersigned holder(s) of the Common Stock of Salisbury Bancorp, Inc. (the "Company") do hereby nominate, constitute and appoint Louis E. Allyn, II and Nancy F. Humphreys jointly and severally, proxies with full power of substitution, for us and in our name, place and stead to vote all the Common Stock of the Company, standing in our name on its books on March 17, 2006 at the Annual Meeting of its Stockholders to be held at the Interlaken Inn, 74 Interlaken Road, Lakeville, Connecticut on Wednesday, May 10, 2006 at 4:00 p.m. or at any adjournment thereof with all the power the undersigned would possess if personally present, as follows:

                                                                  With-  For All
                                                           For    hold   Except*
(1)   ELECT  THE  FOLLOWING  PERSONS  (John  R.H.  Blum,   [_]    [_]      [_]
      Holly J. Nelson,  and John F. Perotti,  for three (3) year terms and Louis
      E. Allyn, II and Robert S. Drucker for two (2) year terms and Dana A. Bartholomew for a one (1) year term) TO SERVE AS DIRECTORS OF THE COMPANY WHO ALONG WITH SIX DIRECTORS WHOSE TERMS DO NOT EXPIRE AT THIS MEETING SHALL CONSTITUTE THE FULL BOARD OF DIRECTORS OF THE COMPANY.

*INSTRUCTION:To withhold authority to vote for any individual nominee, mark "For
 All Except"and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

                                                           For  Against  Abstain
(2)   RATIFICATION  OF THE APPOINT  MENT OF  INDEPENDENT   [_]    [_]      [_]
      AUDITORS:  Proposal to ratify the  appointment  of
      the   independent   public   accounting   firm  of
      Shatswell,   MacLeod  &  Company,   P.C.   as  the
      independent auditors of the Company for the fiscal year ending December 31, 2006.

(3) other Business: To conduct whatever other business may properly be brought before the meeting or any adjournment thereof. Management at present knows of no other business to be presented by or on behalf of the Company or its Management at the meeting. In the event that any other business requiring a vote of the Stockholders is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment and the recommendations of a majority of the Board of Directors.


PLEASE CHECK BOX IF YOU PLAN TO                                            [_]
ATTEND THE MEETING.

                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Stockholder sign above----------Co-holder (if any) sign above-------

--------------------------------------------------------------------------------
  Detach above card, date, sign and mail in postage-prepaid envelope provided.

                             SALISBURY BANCORP, INC.
--------------------------------------------------------------------------------
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS (1) AND (2).

      THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS (1) AND (2).

      All  joint  owners  must  sign.   When  signing  as  attorney,   executor,
administrator, trustee or guardian, please give full title. If more than one trustee, all must sign.

      THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY WRITTEN NOTICE TO THE COMPANY OR MAY BE WITHDRAWN AND YOU MAY VOTE IN PERSON SHOULD YOU ATTEND THE ANNUAL MEETING.

                              PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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